                                                                    EXHIBIT 99.4

                                            ***Text Omitted and Filed Separately
                                                Confidential Treatment Requested

                                          Under 17 C.F.R. Sections 200.880(b)(4)
                                                            200.83 and 240.24b-2


                                  AMENDMENT TO
                          RICOCHET2 RESELLER AGREEMENT
                                NOVEMBER 12, 1999

        Reference is made to that certain Ricochet2 Reseller Agreement (the "Agreement") dated June 1999, by and between Metricom, Inc. ("Metricom") and MCI WorldCom, Inc. ("MCI WorldCom"). The parties hereby add the following changes and/or additions to the Agreement:

1.      Delete Section 6 in its entirety and replace it with the following:

        6. COMMUNICATIONS SERVICES

        6.1 PRE-COMMERCIALLY READY (PER SCHEDULE 1.3 OF THE AGREEMENT) NON-RECURRING Costs. For all GSA's, MCI WorldCom shall be responsible for all normal pre-light up non-recurring costs including, but not limited to, installation costs and fees, circuit provisioning costs and fees, co-location costs and fees, turn-up fees and power installation costs.

                Metricom shall select both the required services/facilities and the vendor or vendors to provide the non-recurring items and MCI WorldCom shall pay the costs regardless of whether MCI WorldCom or some other party is the vendor.

                Metricom shall engage all reasonable good faith efforts to minimize such costs for both itself and MCI WorldCom.

                Within ten days of receiving an invoice for a pre-light up non-recurring cost, Metricom shall invoice MCI WorldCom and MCI WorldCom shall pay the invoice within thirty days of receipt of such invoice.

        6.2 PRE-COMMERCIALLY READY (PER SCHEDULE 1.3 OF THE AGREEMENT) RECURRING COSTS. Metricom shall be responsible for all pre-light up recurring costs including all shares network circuit costs, network management circuit costs, dial up circuit costs and recurring co-location costs.

        6.3 POST-COMMERCIALLY READY (PER SCHEDULE 1.3 OF THE AGREEMENT) RECURRING COSTS. Metricom shall be responsible for all pre-light up recurring costs including all shared network circuit costs, network management circuit costs, dial up circuit costs and recurring co-location costs. Metricom shall engage all reasonable good faith efforts to minimize such costs for both itself and MCI WorldCom.

                MCI WorldCom agrees, regardless of whether MCI WorldCom or some other party provides the services/facilities, to reimburse Metricom for forty percent (40%) of such costs. Within ten days of the end of a month, Metricom shall invoice MCI WorldCom and MCI WorldCom shall pay the invoice within thirty days of receipt of such invoice.



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        6.4 DEDICATED WAP TO NIF OR NIF TO NETWORK CIRCUITS FOR MCI WORLDCOM
        SUBSCRIBERS. If, in connection with communications traffic generated by MCI WorldCom Subscribers, MCI WorldCom requests dedicated circuits for MCI WorldCom subscribers, MCI WorldCom will provide, at no cost to Metricom, all required and necessary recurring and non-recurring circuits, facilities and hardware dedicated to the purpose of carrying and transporting such dedicated traffic. This section shall not relieve MCI WorldCom of its obligation under Sections 6.1, 6.2 or 6.3.

2.      Replace Schedule 1.3 with the revised Schedule 1.3 attached hereto.

3.      Insert the following two paragraphs at the end of Section 5 of Schedule
        4.1 - Quality of Service:

                Metricom and MCI WorldCom agree to reassess the Quality of Service standards as set forth in this schedule 4.1 based upon network performance, customer usage requirements, and other criteria deemed relevant by MCI WorldCom and further agree to negotiate in good faith any revisions or modifications to such Quality of Service standards.

                In the event that Metricom and MCI WorldCom determine to revise or modify such standards, but cannot reach mutual agreement with respect to the amendment of Schedule 4.1 to incorporate such revisions or modifications, the Quality of Service standards as set forth in sections 1 through 4 of this Schedule 4.1 shall continue in full force and effect.

        To the extent that this Amendment is inconsistent with the Agreement, this Amendment shall govern and shall be deemed to amend and supersede the Agreement as of the date hereof. All terms used herein and not otherwise defined shall have the same meanings ascribed to them in the Agreement. Except as expressly set forth herein, the Agreement shall remain in full force and effect.

        IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized representatives.

METRICOM, INC.                              MCI WORLDCOM, INC.

/s/ Timothy G. Dreisbach                    /s/ John T. Stupka
----------------------------------          ------------------------------------
Signature                                   Signature

Timothy G. Dreisbach                        John T. Stupka
----------------------------------          ------------------------------------
Printed Name                                Printed Name

CEO                                         President and CEO
----------------------------------          ------------------------------------
Title                                       Title





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                                  SCHEDULE 1.3

                               DEPLOYMENT SCHEDULE

        COMMERCIALLY                                                       GSAS WHERE SERVICE
         READY DATE                   CUMULATIVE # OF GSA'S                 WILL BE DEPLOYED
         ----------                   ---------------------                 ----------------
       June 30, 2000                            11                           Phase I Cities
     September 30, 2000                         21                          Phase II Cities



                                  [...***...]

PHASE I CITIES                                              TOTAL SQUARE MILES COVERED
--------------                                              --------------------------
Atlanta, GA                                                              567
Chicago, IL                                                            1,320
Dallas/Ft. Worth, TX                                                   1,358
Houston, TX                                                              947
Los Angeles, Orange County, CA                                         2,300
New York, NY/New Haven, CT                                             2,700
Philadelphia                                                             960
Phoenix, AZ                                                              872
San Diego, CA                                                            626
San Francisco Bay Area                                                 1,253
Seattle, WA/Puget Sound                                                  451



PHASE II CITIES                                             TOTAL SQUARE MILES COVERED
---------------                                             --------------------------
Baltimore, MA                                                            470
Boston, MA                                                               900
Denver, CO                                                               378
Detroit, MI                                                              820
Kansas City, MO                                                          500
Miami, FL                                                                652
Minneapolis, MN                                                          702
St. Louis, MO                                                            435


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* Confidential Treatment Requested


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

Salt Lake City, UT                                                       140
Washington, D.C.                                                         900



PHASE III CITIES                                  TOTAL SQUARE MILES COVERED



                                  [...***...]


For the purposes of this Schedule 1.3, the network will be commercially ready in a GSA when the network through which Metricom will provide the Service covers [...***...].


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* Confidential Treatment Requested



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